First Quarter 2022 NASDAQ: FRST Exhibit 99.2

This presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," and other similar words or expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, but are not limited to, our expectations regarding our future operating and financial performance, including our outlook and long-term goals for future growth and new offerings and services; our expectations regarding net interest margin; expectations on our growth strategy, expense management, capital management and future profitability; expectations on credit quality and performance; statements regarding the effects of the ongoing COVID-19 pandemic and related variants on our business and financial results and conditions; and the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: the Company’s ability to implement its various strategic and growth initiatives, including its recently established Panacea Financial and Life Premium Finance Divisions, new digital bank and V1BE fulfillment service and proposed acquisition of SeaTrust; competitive pressures among financial institutions increasing significantly; changes in applicable laws, rules, or regulations, including changes to statutes, regulations or regulatory policies or practices; changes in management’s plans for the future; credit risk associated with our lending activities; changes in interest rates, inflation, loan demand, real estate values, or competition, as well as labor shortages and supply chain disruptions; changes in accounting principles, policies, or guidelines; adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic; the ongoing impact of the COVID-19 pandemic on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations; potential increases in the provision for credit losses; and other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. Forward-looking statements speak only as of the date on which such statements are made. These forward-looking statements are based upon information presently known to the Company’s management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in the Company’s filings with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors,” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward-looking statements. Forward-Looking Statements 2

Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables. Primis uses non-GAAP financial measures to analyze its performance. The measures entitled pre-tax pre-provision operating earnings from continuing operations; pre-tax pre-provision operating return on average assets from continuing operations; tangible common equity; tangible common equity to tangible assets; tangible book value per share; and net interest margin excluding PPP loans are not measures recognized under GAAP and therefore are considered non-GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most comparable GAAP measures is provided in the Reconciliation of Non-GAAP items table. Management believes that these non-GAAP financial measures provide additional useful information about Primis that allows management and investors to evaluate the ongoing operating results, financial strength and performance of Primis and provide meaningful comparison to its peers. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider Primis’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of Primis. Non-GAAP financial measures are not standardized and, therefore, it may not be possible to compare these measures with other companies that present measures having the same or similar names. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP Measure 3

A pioneering bank, committed to imagining a faster and more convenient way to serve you. WELCOME TO PRIMIS Corp. Headquarters: Bank Headquarters: Branches: Ticker (NASDAQ): Valuation Market Capitalization: Price / Book Value per Share Price / Tangible Book Value: Price / 2022 Estimated EPS(3): Price / 2023 Estimated EPS(3): Dividend Yield(4): 4 Pricing as of April 27, 2022. Financial data as of or for the three months ended March 31, 2022. (1) See reconciliation of Non-GAAP financial measures on slide 23. (2) Results from continuing operations (3) Mean analyst estimates per S&P Global. (4) Assumes $0.40 annualized dividend. McLean, VA Glen Allen, VA 40 FRST $336 million 0.83x 1.13x 12.30x 9.68x 2.93% Pricing as of April 27, 2022. Financial data as of or for the three months ended March 31, 2022. (1) See reconciliation of Non-GAAP financial measures on slide 23. (2) Results from continuing operations (3) Mean analyst estimates per S&P Global. (4) Assumes $0.40 annualized dividend.

Proposed Acquisition of SeaTrust Mortgage Company


SeaTrust
Offices

General Information

- Founded in late 2019 / Began production February 2020
- Experienced management team (remaining with Primis)
- FHA and Fannie approved
- 2021 production of $255 million / 2022 estimated production of $300 million
- Closing expected in Q2'22, subject to closing conditions

Strategic Benefits

- Lower risk – currently owned by another bank
- Smaller and more digestible but highly scalable
- Minimal TBV impact
- Expect meaningful EPS and ROAA impact in 2023

5

High Performing Community Bank



MD
VA
V1BE Coverage

V1BE Update

235	~$133,000	~$30 Million	~1000
Users of V1BE	Average Deposit Balance of V1BE Users	Amt. of Deposit Accts Utilizing V1BE	Downloads of the V1BE App

Deposit Composition – Q1'22 vs. Q1'21



Time Deposits 13%
Demand Deposits 21%
Savings Accounts 8%
Money Market Accounts 31%
NOW Accounts 27%
Time Deposits 16%
Demand Deposits 19%
Savings Accounts 7%
Money Market Accounts 27%
NOW Accounts 31%

Cost of Deposits: 35 bps

Cost of Deposits: 60 bps

- Continued focus on improving deposit mix and lowering cost of deposits
- Solid loan growth in our core markets with 10.7% annualized loan growth in Q1*
- Consolidating 6 branches in Q2'22 and 2 branches in Q3'22

6

* Excludes PPP, Panacea and Life Premium Finance balances
Source: S&P Global.

Digital Bank Update 7 Final testing for imminent public launch Initial products will include consumer and business deposit accounts with novel features Significant debit card rewards Free overdraft Embedded V1BE functionality Build out small-business offerings, including lending Leverage platform to power BaaS offering Incorporate blockchain-powered payments through our participation in the USDF Consortium Initial Launch Up Next

8 $31.0 million growth in loan balances in Q1 Q1’22 originations of $35.7 million, pacing at the high end of 2022 growth expectations despite student loan payments deferral extensions Achieved pre-provision profitability in March, well ahead of schedule Banking >1,400 doctor households across all 50 states $0.0 net charge offs, 0 loans > 30 days past due in Q1’22 Realizing ~100% DDA penetration and >70% Treasury Management penetration among business borrowers Announced partnership with Massachusetts Medical Society and its 25,000 members Continued adding to the team with an emphasis on production and production support Commercial/Credit team has an average of 17.6 years experience in healthcare/practice finance Panacea Financial Update Q1’22 Update Q1’22 Loan Composition ($81.2 million) Consumer Applications

4 9 Life Insurance Premium Finance Update Key Portfolio Metrics Key Performance Metrics Average Actual Primis Processing Time is ~4 Days Placement Ratio Carrier Approvals Top-Tier Partners Distribution Partners 86% 19 24 4 76% 180% Loan Balance Growth and Deal Growth Respectively 3.28% Weighted Average Yield $127 Million Total Approved Credit $22.8 Million Loan Balances (Net of Fees)

First Quarter Results

Net income from continuing operations of $4.6 million or $0.19 per basic and diluted share Gross loans, excluding PPP balances, grew approx. 18% annualized with solid contribution from across the organization Total deposits declined slightly linked-quarter to $2.69 billion from $2.76 billion while mix continues to improve Decline driven by $103 million decline in mortgage related balance that will refund in Q2 Non-interest bearing demand deposits at 20.8% of deposits versus 19.2% at the end of 2021 Time deposits declined to 12.6% of total deposits Pre-tax, pre-provision return on average assets and pre-tax, pre-provision operating return on average assets(1) of 0.75% and 0.77%, respectively, compared to 0.98% and 0.91%, respectively, in the fourth quarter Reported net interest margin and net interest margin, excluding the effects of PPP, of 2.96% and 2.96%, respectively, versus 3.00% and 2.79% in the fourth quarter Net interest income, excluding PPP fees, of $22.5 million in Q1’22 versus $20.0 million in Q1’21 (1) Results for continuing operations. See reconciliation of Non-GAAP financial measures on slide 23. First Quarter Highlights 11

Dollars in millions. (1) See reconciliation of Non-GAAP financial measures on slide 23. Balance Sheet Trends 12 $3,330 $2,689 $2,392 9.01% Q1'21 $3,395 $2,751 $2,286 9.12% Q2'21 $3,452 $2,807 $2,315 9.02% Q3'21 $3,407 $2,763 $2,340 9.26% Q4'21 $3,220 $2,686 $2,394 Q1'22 Gross Loans deposits total assets tce/ta(1)

Dollars in millions. Loan Composition and Trends 13 Loan Composition (Ex. PPP) Robust loan growth of 4.4%, or 17.6% annualized, linked-quarter excluding PPP balances Continue to anticipate mid- to high-teens loan growth for 2022, excluding PPP balances $335 4.82% Q1'21 $2,056 4.47% Q2'21 $234 4.46% Q3'21 $2,052 4.34% Q4'21 $140 4.53% Q1'22 $2,174 4.35% LOANS (EX. PPP) $77 4.57% PPP $2,263 4.33% YEILD ON LOANS $31 4.27% YEILD ON LOANS(EX.PPP) $2,362 4.25% 3.3% CONSUMER 3.4% OTHER 17.2% C&I 14.3% RESIDENTIAL 30.8% C&D 4.9% CRE - NOO 26.10% CRE - OO

Classified loans and NPAs exclude guaranteed portion of SBA loans. Asset Quality 14 NPAs / Loans (Ex. PPP) + OREO NCOs / Average Loans Criticized & Classified Loans / Total Loans (Ex. PPP) Criticized assets continue to remain at moderate levels with substandard loans declining and nonperforming loans staying flat in Q1 OREO declined to $1.04 million in Q1 from $1.16 million in Q4 Net recoveries of $175K in Q1

Classified loans exclude guaranteed portion of SBA loans. Allowance for Credit Losses 15 ACL / Gross Loans (Ex. PPP) ACL / Classified Loans Provision for credit losses of $0.1 million in Q1 versus recovery of $1.3 million in Q4 as economic forecasts soften slightly and loan growth continues at a robust pace ACL coverage of gross loans declined to 1.24% from 1.29% in Q4

Dollars in millions. (1) Core deposits exclude time deposits. Deposit Trends 16 Deposit Composition – Q1’22 Core Deposit Growth (1) Total deposits declined slightly in Q1, largely due to $103 million decrease in balances associated with mortgage escrows Anticipate this account will refund in Q2 Focus remains on building customer relationships and continuing to grow core deposits, as evidenced by our increasing percentage of demand deposits Cost of Deposits: 35 bps

Margin Progression Dollars in millions. (1) See reconciliation of Non-GAAP financial measures on slide 23 Net Interest Income and Net Interest Margin 17 Excluding PPP impacts, Q1’22 was the fourth consecutive quarter of increasing net interest income and third consecutive quarter of margin expansion as robust loan growth improves the Bank’s earning asset mix Expectation is for these trends to continue as loan growth remains strong and liquidity is deployed Average cash and equivalent balances decreased $165 million in Q1 to $455 million Net Interest Margin Trends

Q1 NIE, excluding unfunded commitment expense, essentially flat from Q4 Reduced consulting/legal/marketing expenses were offset by planned expenses tied to growth initiatives Legal expenses related to SeaTrust transaction of $115K in Q1 Expenses related to Panacea/Life Premium Finance/Digital increased $621K in Q1’22 versus Q4’21 Anticipate consolidating 6 branch locations in Q2’22 and 2 locations in Q3’22 as digital efforts take hold $1.5 million savings in 2022 with run-rate savings of $3.0 million in 2023 Panacea/Life Premium Finance/Digital contributed approximately 4 points to the efficiency ratio in Q1 Panacea pre-provision profitable in March, Life Premium Finance pre-provision profitable early Q2, both ahead of schedule Anticipate improvement in efficiency ratio through 2022 as Panacea and Life Premium Finance become meaningfully profitable Q1 efficiency ratio without growth initiatives and full run-rate branch savings estimated at approximately 60% Efficiency Ratio Dollars in thousands. (1) Results from continuing operations. (2) See reconciliation of Non-GAAP financial measures on slide 23. Non-Interest Expense and Efficiency Ratio 18 (1) Non-Interest Expense (Ex. Res. for Unfunded Com. Expense)

Dollars in millions. (1) Results from continuing operations. (2) See reconciliation of Non-GAAP financial measures on slide 23. Profitability 19 Return on Average Assets Pre-Tax Pre-Provision Earnings (1) Operating leverage expected to drive improving profitability as excess liquidity is deployed in higher-yielding assets, strategic business lines become profitable and branch consolidation savings are realized Without impact of business lines and assuming full run-rate branch savings, PTPP Operating ROAA estimated to be approximately 1.2% in Q1’22

Tangible Book Value Per Share Diluted Earnings Per Share from Continuing Operations (1) See reconciliation of Non-GAAP financial measures on slide 23. Per Share Results 20 (1) Tangible book value per share adversely impacted by $10.6 million change in unrealized mark-to-market adjustments on the Company’s available-for-sale securities portfolio

Talented management team and board committed to building long-term shareholder value Attractive multi-pronged strategy for growth Aggressive and early use of technology positioning the bank for superior performance as the industry evolves Significant valuation upside as strategic investments mature Summary 21

Appendix 22

Non-GAAP Reconciliation

Primis Financial Corp.
(Dollars in thousands, except per share data)

	For Three Months Ended:					For Three Months Ended:	
Reconciliation of Non-GAAP items:	**1Q 2022**	**4Q 2021**	**3Q 2021**	**2Q 2021**	**1Q 2021**	**1Q 2022**	**1Q 2021**
Net income from continuing operations	$ 4,593	$ 7,651	$ 6,211	$ 8,804	$ 8,352	$ 4,593	$ 8,352
Non-GAAP adjustments to Net income from continuing operations:							
Management Restructure / Recruiting	-	-	-	-	200	-	200
Merger expenses	115	-	-	-	-	115	-
(Gain) on debt extinguishment	-	(573)	-	-	-	-	-
Income tax effect	(25)	124	-	-	(43)	(25)	(43)
Net income from continuing operations adjusted for nonrecurring income and expenses	$ 4,683	$ 7,202	$ 6,211	$ 8,804	$ 8,509	$ 4,683	$ 8,509
Net income from continuing operations	$ 4,593	$ 7,651	$ 6,211	$ 8,804	$ 8,352	$ 4,593	$ 8,352
Income tax expense	1,266	2,284	1,702	2,434	2,301	1,266	2,301
Provision for credit losses (incl. unfunded commitment expense)	359	(1,451)	615	(4,066)	(661)	359	(661)
Pre-tax pre-provision earnings from continuing operations	$ 6,217	$ 8,484	$ 8,528	$ 7,172	$ 9,992	$ 6,217	$ 9,992
Effect of adjustment for nonrecurring income and expenses	115	(573)	-	-	200	115	200
Pre-tax pre-provision operating earnings from continuing operations	$ 6,332	$ 7,911	$ 8,528	$ 7,172	$ 10,192	$ 6,332	$ 10,192
Return on average assets from continuing operations	0.55%	0.88%	0.72%	1.05%	1.06%	0.55%	1.06%
Effect of adjustment for nonrecurring income and expenses	0.01%	(0.05%)	0.00%	0.00%	0.02%	0.01%	0.02%
Operating return on average assets from continuing operations	0.57%	0.83%	0.72%	1.05%	1.08%	0.57%	1.08%
Return on average assets from continuing operations	0.55%	0.88%	0.72%	1.05%	1.06%	0.55%	1.06%
Effect of tax expense	0.16%	0.26%	0.20%	0.29%	0.29%	0.16%	0.29%
Effect of provision for credit losses	0.04%	(0.17%)	0.07%	(0.49%)	(0.08%)	0.04%	(0.08%)
Pre-tax pre-provision return on average assets from continuing operations	0.75%	0.98%	0.98%	0.86%	1.27%	0.75%	1.27%
Effect of adjustment for nonrecurring income and expenses	0.01%	(0.07%)	0.00%	0.00%	0.03%	0.01%	0.03%
Pre-tax pre-provision operating return on average assets from continuing operations	0.77%	0.91%	0.98%	0.86%	1.30%	0.77%	1.30%
Return on average equity from continuing operations	4.49%	7.37%	6.01%	8.81%	8.57%	4.49%	8.57%
Effect of adjustment for nonrecurring income and expenses	0.09%	(0.43%)	0.00%	0.00%	0.16%	0.09%	0.16%
Operating return on average equity from continuing operations	4.58%	6.94%	6.01%	8.81%	8.73%	4.58%	8.73%
Effect of goodwill and other intangible assets	1.58%	2.42%	2.12%	3.22%	3.26%	1.58%	3.27%
Operating return on average tangible equity from continuing operations	6.16%	9.36%	8.12%	12.03%	12.00%	6.16%	12.00%
Efficiency ratio from continuing operations	76.11%	68.17%	64.80%	71.00%	66.01%	76.11%	66.01%
Effect of adjustment for nonrecurring income and expenses	(0.46%)	1.47%	0.00%	0.00%	(0.73%)	(0.46%)	(0.73%)
Operating efficiency ratio from continuing operations	75.65%	69.64%	64.80%	71.00%	65.28%	75.65%	65.28%
Earnings per share from continuing operations - Basic	$ 0.19	$ 0.31	$ 0.25	$ 0.36	$ 0.35	$ 0.19	$ 0.35
Effect of adjustment for nonrecurring income and expenses	0.00	(0.02)	0.00	0.00	(0.00)	0.00	(0.00)
Operating earnings per share from continuing operations - Basic	$ 0.19	$ 0.29	$ 0.25	$ 0.36	$ 0.36	$ 0.19	$ 0.36
Earnings per share from continuing operations - Diluted	$ 0.19	$ 0.31	$ 0.25	$ 0.36	$ 0.34	$ 0.19	$ 0.34
Effect of adjustment for nonrecurring income and expenses	(0.00)	(0.02)	0.00	0.00	0.01	(0.00)	0.01
Operating earnings per share from continuing operations - Diluted	$ 0.19	$ 0.29	$ 0.25	$ 0.36	$ 0.35	$ 0.19	$ 0.35
Book value per share	$ 16.42	$ 16.76	$ 16.63	$ 16.59	$ 16.22	$ 16.42	$ 16.22
Effect of goodwill and other intangible assets	(4.31)	(4.34)	(4.35)	(4.37)	(4.38)	(4.31)	(4.38)
Tangible book value per share	$ 12.11	$ 12.43	$ 12.28	$ 12.22	$ 11.84	$ 12.11	$ 11.84
Stockholders' equity	$ 404,195	$ 411,881	$ 408,629	$ 406,940	$ 397,986	$ 404,195	$ 397,986
Less goodwill and other intangible assets	(106,075)	(106,416)	(106,757)	(107,098)	(107,439)	(106,075)	(107,439)
Tangible common equity	$ 298,120	$ 305,465	$ 301,872	$ 299,842	$ 290,547	$ 298,120	$ 290,547
Equity to assets	12.55%	12.10%	11.84%	11.99%	11.95%	12.55%	11.95%
Effect of goodwill and other intangible assets	(2.98%)	(2.84%)	(2.81%)	(2.87%)	(2.94%)	(2.98%)	(2.94%)
Tangible common equity to tangible assets	9.57%	9.26%	9.02%	9.12%	9.01%	9.57%	9.01%
Net interest margin	2.96%	3.00%	2.87%	2.80%	3.41%	2.96%	3.41%
Effect of adjustment for PPP associated balances*	(0.00%)	(0.21%)	(0.21%)	(0.03%)	(0.42%)	(0.00%)	(0.42%)
Net interest margin excluding PPP	2.96%	2.79%	2.66%	2.77%	2.99%	2.96%	2.99%

*Net interest margin excluding the effect of PPP loans assumes a funding cost of 35 bps on average PPP balances in all applicable periods.

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